UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2024, Fidelity National Information Services, Inc. (“FIS” or the “Company”) entered into Amendment No. 1 to the Purchase and Sale Agreement (the “Amendment”), by and among the Company, New Boost Holdco, LLC, a Delaware limited liability company (the “Purchased Entity”), GTCR W Aggregator LP, a Delaware limited partnership (“Purchaser”), GTCR W Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Purchaser (“Bank Debt Merger Sub”), and GTCR W-2 Merger Sub LLC, a Delaware limited liability company and an affiliate of Purchaser (“Bond Debt Merger Sub” and, together with Bank Debt Merger Sub, the “Debt Merger Subs”, and the Debt Merger Subs, together with Seller, Purchaser and the Purchased Entity, the “Parties”) amending that certain Purchase and Sale Agreement, dated as of July 5, 2023, (the “Purchase Agreement”) by and among the Parties.

The Amendment modifies certain matters in the Purchase Agreement related to, among other things, the allocation of certain employee-related assets and liabilities and the roll-off of certain parent guarantees historically provided by FIS in connection with operation of the Business (as defined below) following the closing of the Transaction (as defined below).

The representations, warranties and covenants set forth in the Purchase Agreement and the Amendment have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and the Amendment instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement and the Amendment may change after the date of the Purchase Agreement and the Amendment. Accordingly, the Purchase Agreement has been incorporated by reference into and the Amendment is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiaries or its or their respective businesses or any other parties to the Transaction (as defined below) as of the date of the Purchase Agreement or as of the date of the Amendment or as of any other date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.2 to this report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2024, the Company completed the previously announced sale of a 55% equity interest in its Merchant Solutions business (the “Business” or “Worldpay”) to private equity funds managed by GTCR (collectively, “GTCR”) for cash consideration, in a transaction valuing the Business at an enterprise value of $18.5 billion, including $1.0 billion of consideration contingent on the returns realized by GTCR exceeding certain thresholds (collectively, the “Transaction”), pursuant to the Purchase Agreement, as amended by the Amendment. The net cash proceeds received by FIS at the closing were greater than $12 billion, net of estimated closing adjustments, debt restructuring fees, taxes and transaction costs. The closing adjustments relate to estimated closing levels of the Business’ debt, working capital relative to an agreed target and available cash relative to an agreed minimum and will be trued-up post-closing.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2023 and which is incorporated herein by reference, and the Amendment, a copy of which is filed as Exhibit 2.2 to this report, the full text of each of which is incorporated herein by reference.

In connection with the closing of the Transaction, the Company entered into a limited liability company operating agreement with respect to the Purchased Entity (the “LLCA”), and a registration rights agreement with respect to the Company’s retained equity interest in the Purchased Entity. The LLCA provides that FIS has the right to appoint a minority of the board of managers of the Purchased Entity and that FIS has customary consent and consultation rights with respect to certain material actions of the Purchased Entity, in each case, subject to ownership stepdown thresholds. The LLCA contains, among other things, covenants and restrictions relating to other governance, liquidity and tax matters, including non-solicitation and non-competition covenants, distribution mechanics, preemptive rights and follow-on equity funding commitments of GTCR, and restrictions on transfer and associated tag-along and drag-along rights. Each of FIS and GTCR will have the right to require the Purchased Entity to consummate an initial public offering (“IPO”) or sale transaction after the fourth anniversary of the closing, subject to certain return hurdle and (in the case of an IPO) public float requirements, which requirements will fall away following the sixth anniversary of the closing.

Also in connection with the closing of the Transaction, the Company entered into additional agreements with certain Worldpay entities, including:

•

commercial arrangements whereby each party would provide (i) referrals in connection with certain products and services provided by the other party, which are generally structured as revenue shares, and (ii) certain commercial services to the other party;

•

a transition services agreement whereby the Company will continue to provide services in support of the Business and provide support for migration of the services for up to 24 months (subject to a six-month extension). In addition, the Purchased Entity will provide reverse services so that the Company may maintain access to certain resources and services transferred to the Purchased Entity in the Transaction;

•

an employee leasing agreement pursuant to which FIS will lease certain employees to Worldpay in the United States, China, Colombia and South Korea for up to five months after the closing and in the Netherlands for up to two months after closing; and

•	a data sharing agreement governing the sharing of data, including across the post-closing services agreements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Transaction, FIS announced that Vijay D’Silva and Louise Parent have agreed to join the board of managers of the Purchased Entity and, as a consequence, Vijay D’Silva and Louise Parent informed FIS on January 31, 2024 that they will decline to stand for re-election at FIS’s 2024 annual meeting of shareholders. Vijay D’Silva and Louise Parent each informed FIS that their decision not to stand for re-election was not because of any disagreement with FIS.

Item 7.01.	Regulation FD Disclosure.

On February 1, 2024, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023 of the Company and the unaudited pro forma condensed consolidated statement of earnings (loss) for the years ended December 31, 2022, 2021 and 2020, in each case reflecting the impact of the Transaction is filed as Exhibit 99.2 hereto and is incorporated herein by reference. No unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2023 reflecting the impact of the Transaction has been presented as the Company began reporting the results of the Business in discontinued operations in the third quarter of the fiscal year 2023 and the assets and liabilities of the Business were reported as held-for-sale as of September 30, 2023 in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

(d) Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of July 5, 2023, by and among Fidelity National Information Services, Inc., New Boost Holdco, LLC, GTCR W Aggregator LP, GTCR W Merger Sub LLC, and GTCR W-2 Merger Sub LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 11, 2023)*

2.2	Amendment No. 1 to Purchase and Sale Agreement, dated as of January 30, 2024, by and among Fidelity National Information Services, Inc., New Boost Holdco, LLC, GTCR W Aggregator LP, GTCR W Merger Sub LLC, and GTCR W-2 Merger Sub LLC*

99.1	Press Release, dated February 1, 2024

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of FIS

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished with the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. Forward-looking statements include statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the sale of a majority stake in the Merchant Solutions business or any agreements or arrangements entered into in connection with such transaction, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the separation of Worldpay. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation: changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified or expanded international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations; the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected or that costs and dis-synergies may be greater than anticipated; the risks of doing business internationally; the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for our solutions; the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions; the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management; failures to adapt our solutions to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers; the risk that partners and third parties may fail to satisfy their legal obligations and risks associated with managing pension cost, cybersecurity issues, IT outages and data privacy; risks associated with the expected benefits and costs of the separation of the Worldpay business, including the risk that the expected benefits of the transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all; the risk that the costs of restructuring transactions and other costs incurred in connection with the separation of Worldpay will exceed our estimates or otherwise adversely affect our business or operations; the impact of the separation of Worldpay on our businesses, including the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties; the risk that the earnings from our minority stake in the Worldpay business will be less than we anticipate; the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs; competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers; the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; failure to comply with applicable requirements of payment networks or changes in those requirements; fraud by bad actors; and other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024	Fidelity National Information Services, Inc.
(Registrant)

	By:	/s/ James Kehoe
	Name:	James Kehoe
	Title	Chief Financial Officer